FAS STKP1


                        SUPPLEMENT DATED JULY 6, 1998
                             TO THE PROSPECTUS OF
                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                            DATED DECEMBER 1, 1997

The prospectus is amended as follows:

I. Mutual European Fund of Franklin Mutual Series Fund Inc. ("European") is added to the list of Underlying Funds in which the Funds may invest. The Funds will invest in Class Z shares of European.

The principal investment goal of European is capital appreciation, which may occasionally be short term. The secondary goal is income. European invests in the same types of securities and follows the same investment policies and strategies as those of Mutual Shares, except that at least 65% of European's total assets will be invested in the securities of issuers (i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its total assets in securities of U.S. issuers as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

It is currently anticipated that European will invest primarily in securities of issuers in Western Europe and Scandinavia. European will normally invest in securities from at least five different countries although, from time to time, it may invest all of its assets in a single country. Under normal circumstances, European, at the close of each taxable year, will have at least 50% of its assets invested in securities of foreign issuers.

See "Mutual Shares Fund of Franklin Mutual Series Fund Inc." under "How Do the Underlying Funds Invest their Assets?" for additional information about the types of securities in which European may invest and the investment strategies it may follow.

II. Franklin Templeton Japan Fund is no longer an investment option for the Funds.

III. The following paragraph is added to the end of the section "Group Purchases - Class I Only" found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

IV. The section "Retirement Plans," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

 RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

 For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

V. The sections "Contingent Deferred Sales Charge - Class I" and "Contingent Deferred Sales Charge - Class II," found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?", are replaced with the following:

 CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

 If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

VI. The following replaces the second paragraph under "How Do I Sell Shares?
- Contingent Deferred Sales Charge":

 Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

VII. The following definitions are revised or added, as applicable, to the "Useful Terms and Definitions" section:

 CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

 SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

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               Please keep this supplement for future reference